Summary Prospectus Supplement

January 14, 2013

Morgan Stanley Institutional Fund, Inc.

Supplement dated January 14, 2013 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated April 30, 2012 of:

Emerging Markets Domestic Debt Portfolio
(the "Portfolio")

The Board of Directors of Morgan Stanley Institutional Fund, Inc. (the "Fund") has approved (i) the imposition of a maximum initial sales charge of 4.25% on purchases of Class P shares of the Portfolio; (ii) an increase in the maximum initial sales charge on purchases of Class H shares of the Portfolio from 3.50% to 4.00%; (iii) a reduction of the distribution and shareholder services (12b-1) fee applicable to Class L shares of the Portfolio from 0.75% to 0.50%; (iv) a decrease in the expense cap with respect to Class L shares of the Portfolio; (v) a decrease in the minimum initial investment amount for Class P shares of the Portfolio from $1,000,000 to $1,000; (vi) a decrease in the minimum initial investment amount for Class L shares of the Portfolio from $25,000 to $1,000; and (vii) the implementation of criteria for the waiver of the front-end sales charge on Class P shares of the Portfolio. As a result, the following changes to the Summary Prospectus are effective as of February 25, 2013:

The first paragraph in the section of the Summary Prospectus entitled "Fees and Expenses" is hereby deleted and replaced with the following:

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For shareholders of Class P and Class H shares, you may qualify for sales charge discounts if the cumulative net asset value ("NAV") of Class P or Class H shares of the Portfolio purchased in a single transaction, together with the NAV of all Class P or Class H shares of a portfolio of Morgan Stanley Institutional Fund, Inc. (the "Fund") or of a portfolio of Morgan Stanley Institutional Fund Trust held in related accounts, amounts to $25,000 or more with respect to Class P and $50,000 or more with respect to Class H. More information about these and other discounts is available from your financial adviser and in the "Shareholder Information—How To Purchase Class P and Class H Shares" section on page 13 of the Prospectus.

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The following replaces the "Shareholder Fees" table and related footnote thereto with respect to Class P and Class H shares only in the section of the Summary Prospectus entitled "Fees and Expenses:"

	Class P	Class H
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.25%	4.00%
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%	2.00%

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The following replaces the "Annual Portfolio Operating Expenses" table and related footnotes thereto with respect to Class L shares only in the section of the Summary Prospectus entitled "Fees and Expenses—Annual Portfolio Operating Expenses:"

Class L
Advisory Fee	0.75%
Distribution and/or Service (12b-1) Fee‡	0.50%
Other Expenses	0.44%
Total Annual Portfolio Operating Expenses*	1.69%
Fee Waiver and/or Expense Reimbursement*	0.34%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.35%

‡  The Board of Directors approved an amendment to the Distribution and Shareholder Services Plan reducing the distribution and shareholder services (12b-1) fee for the Portfolio's Class L shares from 0.75% to 0.50% of the average daily net assets of such Class, effective February 25, 2013. The Distribution and/or Service (12b-1) Fees shown in the table above have been restated to reflect such change.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, will not exceed 0.85% for Class I, 1.10% for Class P, 1.10% for Class H and 1.35% for Class L. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

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The following table replaces the "Example" table with respect to Class P, Class H and Class L shares only in the section of the Summary Prospectus entitled "Example:"

	1 Year	3 Years	5 Years	10 Years
Class P	$532	$760	$1,005	$1,708
Class H	$508	$736	$982	$1,687
Class L	$137	$428	$739	$1,624

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The following table replaces the "Average Annual Total Returns" table with respect to Class P and Class H shares only in the section of the Summary Prospectus entitled "Performance Information—Average Annual Total Returns:"

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class P (commenced operations on 1/2/96)† Return before Taxes	-8.01%	3.95%	8.99%	9.48%
Class H (commenced operations on 1/2/08)†† Return before Taxes	-7.71%	N/A	N/A	3.96%

†  The historical performance of Class P shares has been restated to reflect the current maximum initial sales charge of 4.25%.

††  The historical performance of Class H shares has been restated to reflect the current maximum initial sales charge of 4.00%.

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The section of the Summary Prospectus entitled "Purchase and Sale of Fund Shares" is hereby deleted and replaced with the following:

The minimum initial investment generally is $5,000,000 for Class I shares, $25,000 for Class H and $1,000 for each of Class L and Class P shares of the Portfolio. The minimum initial investment will be waived for certain investments. For more information, please refer to the "Shareholder Information—How To Purchase Class I and Class L Shares" and "—How To Purchase Class P and Class H Shares" sections beginning on pages 12 and 13, respectively, of the Prospectus.

Class I and Class L shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly through the Fund by mail (c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804) or by telephone (1-800-548-7786) or by contacting your financial intermediary.

For more information, please refer to the "Shareholder Information—How To Purchase Class I and Class L Shares" and "—How To Redeem Class I and Class L Shares" sections beginning on pages 12 and 15, respectively, of the Prospectus.

Class P and Class H shares of the Portfolio may be purchased or redeemed by contacting your authorized financial representative.

Please retain this supplement for future reference.

  SU-MSIF-03-SPT 1/13